UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

May 28, 2019

(Date of Report)

AMERICATOWNE HOLDINGS, INC.

f/k/a ATI Modular Technology Corp.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	000-55699	81-3131497
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

4700 Homewood Court, Suite 100, Raleigh, North Carolina 27609
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(888) 406 2713

 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common	ATMO	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☒

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events.

AmericaTowne Holdings, Inc. (“AmericaTowne,” or the “Company”) previously entered into twenty-one (21) definitive procurement agreements with the following governmental entities in Kenya, Africa: (a) Siaya, (b) Busia, (c) Garissa, (d) Taita Taveta, (e) Nairobi, (f) Nakuru (g) UasinGishu, (h) Kericho, (i) Elgeiyo Marakwet, (j) Laikipia, (k) Samburu, (l) Turkana, (m) West Pokot, (n) Homa Bay, (o) Vihiga, (p) Kakamega, (q) Kisumu, and (r) Migori (collectively the “Kenyan Tenders”). Each Kenyan Tender was previously disclosed in the Company’s Form 8-K/A dated May 7, 2019 or Form 10-Q/A dated May 20, 2019. The Company hereby incorporates by reference those disclosures, each Kenyan Tender was previously disclosed in the Company’s (1) Form 8-K on July 5, 2018, as amended on May 7, 2019, or (2) Form 10-Q dated May 15, 2019 as amended on May 20, 2019.

On May 28, 2019, the Company was informed that the Ministry of Interior of Kenya had completed its review of the Kenyan Tenders and submitted their report and action for payment of the invoices issued by the Company in relation to Kenyan Tenders previously disclosed. Though the Company cannot guarantee payment of these invoices, and the Company does not control the payment process in any way, the Company expects payment on the invoices before the start of Kenya’s fiscal year on July 1, 2019. If the Company receives additional information regarding the payment date, or the status of the payment changes, the Company will promptly file a Current Report on Form 8-K. Invoices, if any are paid, will be reflected on our financials after goods have been delivered.

The Company has not, and cannot, guarantee the collectability of these invoices or any subsequent invoice issued against the above-referenced tenders, or any future tender or similar agreement with the same or other governmental entities.

SECTION 9 – FINANCIAL STATEMENT AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1	Siaya Agreement, previously filed on Form 8-K filed on July 5, 2018 and incorporated here by reference
10.2	Busia Agreement, previously filed on Form 8-K filed on July 5, 2018 and incorporated here by reference
10.3	Turkana Agreement, previously filed on Form 8-K filed on July 5, 2018 and incorporated here by reference
10.4	Vihiga Agreement, previously filed on Form 8-K filed on July 5, 2018 and incorporated here by reference
10.5	Kakamega Agreement, previously filed on Form 8-K filed on July 5, 2018 and incorporated here by reference
10.6	Kisumu Agreement, previously filed on Form 8-K filed on July 5, 2018 and incorporated here by reference
10.7	Migori Agreement, previously filed on Form 8-K filed on July 5, 2018 and incorporated here by reference
10.8	Kericho Agreement, previously filed on Form 8-K filed on July 5, 2018 and incorporated here by reference

10.9	Homa Bay County Agreement, previously filed on Form 10-Q filed on May 15, 2019 and incorporated here reference
10.10	Busia County Agreement, previously filed on Form 10-Q filed on May 15, 2019 and incorporated here reference
10.11	Nakuru County Agreement, previously filed on Form 10-Q filed on May 15, 2019 and incorporated here reference
10.12	Multiple County Agreement, previously filed on Form 10-Q filed on May 15, 2019 and incorporated here reference
10.12	Siaya County Agreement, previously filed on Form 10-Q filed on May 15, 2019 and incorporated here reference
10.13	Taita Teveta County Agreement, previously filed on Form 10-Q filed on May 15, 2019 and incorporated here reference
10.14	Garissa County Agreement, previously filed on Form 10-Q filed on May 15, 2019 and incorporated here reference
10.15	Nairobi County Agreement, previously filed on Form 10-Q filed on May 15, 2019 and incorporated here reference
10.16	Consolidated Invoice for County Agreements, previously filed on Form 10-Q filed on May 15, 2019 and incorporated here reference
10.17	Amended Consolidated Invoice for County Agreements, previously filed on Form 10-Q filed on May 15, 2019 and incorporated here reference
10.18	Memorandum of Invoice, previously filed on Form 10-Q filed on May 15, 2019 and incorporated here reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICATOWNE HOLDINGS, INC., f/k/a ATI MODULAR TECHNOLOGY CORP.

By: /s/ Alton Perkins

Alton Perkins

Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, Secretary

 Dated: May 31, 2019